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Exhibit 23.1

INDEPENDENT AUDITOR'S CONSENT

        We consent to the incorporation by reference in Registration Statement No. 333-75010 of Nassda Corporation on Form S-8 of our report dated October 28, 2003, appearing in this Annual Report on Form 10-K of Nassda Corporation for the year ended September 30, 2003.

DELOITTE & TOUCHE LLP /s/
San Jose, California November 24, 2003

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  Exhibit 23.1
INDEPENDENT AUDITOR'S CONSENT